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                                                                      EXHIBIT 99



The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. From time to time, in written reports (including reports to the Securities and Exchange Commission, press releases and reports to shareholders among others) and oral statements, Ecolab Inc. (the "Company") or its Management discusses expectations regarding future performance of the Company including anticipated financial performance, business prospects, acquisition programs, new products, research and development activity, plans for international expansion, capital expenditures and similar matters. Without limiting the foregoing, words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "we believe," "estimate," "project" (including the negative or variations thereof) or similar terminology, generally identify forward-looking statements.

Forward-looking statements represent challenging goals for the Company. As such, they are based on certain assumptions and estimates and are subject to certain risks and uncertainties. The Company cautions that undue reliance should not be placed on such forward-looking statements which speak only as of the date made. In order to comply with the terms of the safe harbor, the Company hereby identifies important factors which could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These factors should be considered, together with any similar risk factors or other cautionary language which may be made in connection with, or at the time of, the making of the forward-looking statement, or in other filings with the Securities and Exchange Commission.

Risks and uncertainties that may affect operating results and business performance include: pricing flexibility; availability of adequate and reasonably-priced raw materials; the occurrence of capacity constraints limiting the production of certain products; ability to carry out the Company's acquisition strategy, including difficulties in rationalizing acquired businesses and in realizing related cost savings and other benefits; the costs and effects of "year 2000" computer software issues (described below); the costs and effects of complying with: (i) the significant environmental laws and regulations which apply to the Company's operations and facilities, (ii) government regulations relating to the manufacture, storage, distribution and labeling of the Company's products and (iii) changes in tax, fiscal, governmental and other regulatory policies; economic factors such as the worldwide economy, interest rates, currency movements and the development of markets; the occurrence of (i) litigation or claims, (ii) natural or man-made disasters and (iii) severe weather conditions affecting the food service and hospitality industry; loss of, or changes in, executive management; the Company's ability to continue product introductions and technological innovations; and other uncertainties or risks reported from time-to-time in the Company's reports to the Securities and Exchange Commission. In addition, the Company notes that its stock price can be affected by fluctuations in quarterly earnings. Despite favorable year-over-year quarterly comparisons in recent years, there can be no assurance that earnings will continue to improve or that the degree of improvement will meet investors' expectations.


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The "year 2000" issue is the result of computer programs having date-sensitive software which may recognize a date using 00 as the year 1900 rather than the year 2000. If not detected and corrected, this can result in system failure or miscalculations causing disruptions of operations, including a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Accordingly, the failure to resolve year 2000 issues could have a material impact on the Company. The Company has put in place plans and processes which it believes will be sufficient to evaluate and manage risk associated with year 2000 issues and will use both internal and external resources. However, the Company's belief that it can successfully resolve year 2000 issues is based on presently available information and is subject to certain assumptions and risks. These include the availability of necessary and trained personnel who can be hired or retained on a contract basis, the ability to locate and correct all relevant computer codes and uncertainties surrounding the ability of suppliers and vendors to resolve their year 2000 issues. The ability of governmental agencies to resolve year 2000 issues is an additional risk and uncertainty. However, although such uncertainties exist, the Company believes that its exposure to year 2000 issues is not dissimilar to that of other companies engaged in similar businesses.


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